UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/12 - 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders

GLOBAL INCOME FUND

ANNUAL REPORT

2012

DECEMBER 31

11 Hanover Square • New York, NY 10005

WWW.GLOBALINCOMEFUND.NET

PORTFOLIO ALLOCATION
December 31, 2012

December 31, 2012
TOP TEN
HOLDINGS
1	Self Storage Group I LLC
2	Sovran Self Storage, Inc.
3	Extra Space Storage Inc.
4	Public Storage
5	CBL & Associates Properties, Inc.
6	Health Care REIT, Inc.
7	Simon Property Group, Inc.
8	Taubman Centers, Inc.
9	CubeSmart
10	Federal Realty Investment Trust

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Company.

TO OUR STOCKHOLDERS
December 31, 2012

Dear Fellow Stockholders:

It is a pleasure to welcome the new stockholders who have made their investment in Global Income Fund since our last Report.

Global Income Fund Reports Real Estate Acquisitions

Following through on stockholders’ approval to change the Company’s business from an investment company to an operating company that will own, operate, manage, acquire, develop, and redevelop professionally managed self storage facilities, Company management is pleased to report two self storage facility acquisitions.

As was previously announced in its December 5, 2012 press release, the Company, through its wholly-owned subsidiary Self Storage Group II LLC, has acquired a self storage facility located at 2255 Buffalo Road, Rochester, NY 14624. The facility is a 50,010 square foot, 454 unit, state-of-the-art, self storage facility with expansion potential on 8.413 acres located adjacent to the West Gates Shopping center. The self storage facility, which offers exclusively climate controlled units, has been operating since 2011.

Also as previously announced in its December 28, 2012 press release, the Company, through its wholly-owned subsidiary Self Storage Group I LLC, has acquired a self storage facility located at 21 Aim Boulevard, Sadsburyville, PA 19369. The facility is a 49,198 square foot, 480 unit, state-of-the-art self storage facility with expansion potential on 7.632 acres located at the intersection of Lincoln Highway (Business Route 30) and Aim Boulevard directly adjacent to the Chester County Airport. The self storage facility offers traditional storage units, climate controlled units and outside parking spaces. It has been operating since 2006.

The Company intends to continue seeking investment opportunities in real property self storage facilities.

Corporate Conversion Progress

Again as previously reported, on February 29, 2012, the Company’s stockholders voted to approve the proposal to change the Company’s business from an investment company to an operating company that will own, operate, manage, acquire, develop, and redevelop professionally managed self storage facilities and, in connection therewith, to amend the Company’s fundamental investment restrictions to permit the Company to pursue its new business (“Business Proposal”). Insufficient shareholder votes were cast to approve the proposal to amend the Company’s Articles of Incorporation to impose certain limits and restrictions on ownership and transferability relating to the company’s capital stock in order to comply with certain federal tax requirements applicable to real estate investment trusts (“Charter Proposal”). Stockholders may be asked to consider and vote on the Charter Proposal at a meeting of stockholders to be held in the future.

Accordingly, to effect the Business Proposal, the Company has invested predominantly in publicly traded real estate investment trust (“REITs”) and has sold substantially all assets in its portfolio that are not “Real Estate Assets” (which consist of real property, interests in REITs, interests in mortgages on real property, and other investments in the real estate investment, service and related industries). Over time, the Company expects to divest its holdings in such REITs and acquire and operate self storage facilities. Because the Company’s assets will be concentrated in Real Estate Assets, the value of the Company’s common stock may be subject to greater volatility than a company with a portfolio that is less concentrated by industry. If investments in the real estate industry or self-storage facility companies as a group fall out of favor with investors, the Company could underperform other companies that have greater industry diversification. Until the Business Proposal is fully implemented, the Company’s Board of Directors has the power to change or modify the Business Proposal if it concludes that doing so would be in the best interests of the Company and its stockholders. Accordingly, subject to the discretion of the Board of Directors, the Company may not seek to deregister as an investment company until or after the Business Proposal is fully implemented.

Also as previously announced, effective July 1, 2012, the Company is being internally managed by its executive officers and other employees, and portfolio management of the Company has been transferred from the Investment Policy Committee of the former investment manager to me, as President of the Company.  The Company’s Board of Directors approved the termination of the Company’s Investment Management Agreement with CEF Advisers, Inc. effective June 30, 2012 as well as the termination of the Company’s dividend reinvestment plan.   My business experience includes acting as trustee with responsibility for investment portfolio review for more than 17 years of two separate private charitable foundations with combined net assets of over $50 million.

Risk Factors
Shareholders should note that there are a number of risks related to the Company’s business during the implementation and following the consummation of the Business Proposal.  These include risks related to the operating performance of the Company’s self storage facilities and risks associated with the Company’s investments in the real estate industry. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT.

TO OUR STOCKHOLDERS
December 31, 2012

The foregoing is qualified by reference to a more complete statement of applicable risks contained on page 21 of this report under “Risk Factors” and in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are at available http://www.GlobalIncomeFund.net/proxystatement.html and upon request by contacting the Company.

Economic and Market Report

The Federal Open Market Committee has interpreted 2012 U.S. economic data to suggest that economic activity and employment generally continued to expand at a moderate pace. Positive from the consumer perspective, generally over the course of the year the unemployment rate declined and the housing sector has shown further signs of improvement. Likewise, in 2012, the Dow Jones industrial Average posted its fourth straight year of gains, up 7.3% for 2012 and up over 100% from its low in 2009. Generally, consumer sentiment appears buoyant, and some surveys are suggesting that confidence is at its highest levels since the recession began. Reflecting this trend, consumer spending growth has exceeded disposable income growth over recent periods, and the savings rate has fallen. Showing more uncertainty, growth in business fixed investment has recently slowed. At the same time over the period, U.S. inflation has been muted.

The global economy disappointed in 2012. The Euro-zone recession has persisted and the pace of Chinese growth has remained subdued longer than expected. The World Bank estimates global GDP grew 2.3% in 2012, and currently expects growth to remain broadly unchanged at 2.4% in 2013, before gradually strengthening to 3.1% in 2014 and 3.3% in 2015. In a previous forecast, the World Bank forecasted global growth to remain strong from 2011 through 2013, strengthening from 3.2% in 2011 to a 3.6% pace in each of 2012 and 2013.

Our current outlook is for a gradual improvement in broad global economic data, and rising investor sentiment. Concerns over Euro area financial stress, China’s growth slowdown, and the U.S. fiscal cliff seem to have diminished. In this environment, equity valuations and yields appear attractive, although with larger investor interest in bonds this would be a contrarian view. Nevertheless, we remain somewhat cautious due to a potentially negative market shock from disappointing news arising from the unresolved U.S. fiscal situation, including the debt ceiling controversy, potentially peaking corporate profits, a European sovereign default, or a sharply decelerating Chinese economy.

During 2012’s diverging economic conditions, REIT securities generally continued to perform well. The FTSE NAREIT All Equity REIT index posted its fourth consecutive year of besting the S&P 500 with a 19.70% total return. According to the National Association of Real Estate Investment Trusts (“NAREIT”) as of December 31, 2011, Equity REITs outperformed the S&P 500 for the past 1, 3, 10, 15, 20, 25, 30, and 35 year periods. The Self Storage REIT sector finished with a 19.94% total return in 2012 following a total return of 35.22% in 2011, which was the best performance of any REIT sector. This strong investment performance of the public self storage REIT sector has brought much attention to the self storage industry.

In addition, the self storage industry enjoyed an operationally strong  year in 2012. Demand for self storage space was sustained by the aforementioned improving job and recovering housing markets. The industry experienced generally higher occupancies which led to higher asking rental rates in many markets. Rental rate discounting [“$1 Move-In”, “First Month Free”] was widely reported to be reduced due to higher occupancies. Finally, there continued to be a low number of newly developed self storage properties available, further bolstering demand for existing self storage space by storage customers. This rise in demand, coupled with limited new construction, should continue to support positive absorption across all markets.

2012 Self Storage Occupancy and Asking Rents by Region
	Occupancy		Asking Rental Rates
	Basis Points Change	Percentage	Percent Change	Price Per Square Foot
East	+350	85.0%	+5.0%	$1.02
Midwest	+140	86.0%	+3.1%	$0.77
South	+250	83.4%	+2.1%	$0.81
West	+210	83.2%	-3.4%	$1.04

Source: “Self-Storage Real Estate and Performance Trends 2012-2013: Occupancy, Rates and Sales” by Michael Hoffman, first vice president and national director of the Marcus & Millichap Real Estate Investment Services National Self-Storage Group. Posted on January 30, 2013 by Inside Self Storage magazine.

TO OUR STOCKHOLDERS
December 31, 2012

The strong multi-year investment returns delivered by the public self storage REITs have brought investor attention to this corner of the REIT universe. The positive operational trends described above combined with continued low interest rates have led new investors into the self storage real property market as well. Capitalization rates have compressed for high-quality class A institutional size properties traditionally in demand by the REITs and private equity groups. This phenomenon of many players seeking and bidding up relatively few available class A assets have sent yield-seeking investors down the quality scale to capture higher returns in stabilized assets in one-off markets and class B and C assets located in secondary and tertiary cities. We expect that these trends may continue into 2013.

Portfolio Investment Strategy

The Company’s current strategy of investing in a global portfolio of REITs and related companies has resulted in a total return for 2012 based on net asset value of 16.22% with a market price total return of 10.10%. During 2012, distributions paid totaled $0.47 per share. As of December 31, 2012, the Company’s net asset value per share was $4.74 and its share closing market price was $3.69. While investment return and net asset value will vary and shares of the Company may subsequently be worth more or less than original cost, this represents an opportunity for investors to purchase the Company’s shares at a discount to their underlying net asset value.

Distribution Policy and Tax Treatment

Under the current managed distribution policy, distributions of approximately 5% of the Company’s net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with the balance representing return of capital. During the twelve months of 2012, distributions paid totaled $0.47 per share.  The majority of these distributions is comprised of net investment income and a lesser amount represents return of capital. Stockholders should soon receive information concerning the taxable status of the dividend distributions that were paid to stockholders of record in the 12 months ended December 31. The estimated components of each quarterly distribution that include a potential return of capital are provided to stockholders of record in a notice accompanying the distributions. The Company currently has the intention of qualifying for treatment as a REIT for federal tax purposes beginning in fiscal year 2013, while maintaining its favorable tax treatment as a regulated investment company through fiscal year 2012.

The Company’s website, www.GlobalIncomeFund.net, provides investors with investment information, news, and other material regarding the Company.

As always, we are grateful to the Company’s long standing stockholders for their continuing support.

Sincerely,

Mark C. Winmill
President

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stocks (75.16%)
Shares		Cost	Value

	REAL ESTATE INVESTMENT TRUSTS (75.16%)
	Diversified (9.66%)
	United Kingdom (0.53%)
19,900	British Land Company plc ADR (a)	$151,441	$184,871

	United States (9.13%)
19,000	Douglas Emmett, Inc.	416,662	442,700
15,000	PS Business Parks, Inc.	964,567	974,700
8,500	Public Storage (b)	1,141,295	1,232,160
7,000	Vornado Realty Trust	581,904	560,560
		3,104,428	3,210,120
	Total Diversified	3,255,869	3,394,991

	Healthcare Facilities (7.01%)
	United States (7.01%)
13,000	HCP, Inc.	528,173	587,340
19,000	Health Care REIT, Inc. (b)	1,016,948	1,164,510
11,000	Ventas, Inc.	648,239	711,920
		2,193,360	2,463,770

	United States (14.01%)
75,000	CubeSmart	895,256	1,092,750
37,000	Extra Space Storage Inc. (b)	1,038,111	1,346,430
29,000	ProLogis, Inc.	997,864	1,058,210
23,000	Sovran Self Storage, Inc. (b)	1,175,323	1,428,300
		4,106,554	4,925,690
	Mortgage Investment (2.22%)
	United States (2.22%)
90,000	Newcastle Investment Corp.	665,514	781,200

	Office (6.39%)
	United States (6.39%)
7,000	Boston Properties Inc.	734,002	740,670
22,000	Kilroy Realty Corp.	982,779	1,042,140
13,000	Liberty Property Trust	448,865	465,010
		2,165,646	2,247,820
	Residential (13.08%)
	United States (13.08%)
15,000	Apartment Investment and Management Company	389,893	405,900
4,000	AvalonBay Communities, Inc.	554,230	542,360
22,000	Education Realty Trust, Inc.	227,219	234,080
9,000	Equity Residential	536,562	510,030
6,500	Essex Property Trust, Inc.	964,946	953,225
12,000	Post Properties, Inc.	559,784	599,400
19,000	Senior Housing Properties Trust	411,529	449,160
38,000	UDR, Inc.	991,711	903,640
		4,635,874	4,597,795

	Retail (22.79%)
	Australia (0.52%)
8,200	Westfield Group ADR (a)	151,352	182,040

	United States (22.27%)
55,000	CBL & Associates Properties, Inc. (b)	993,870	1,166,550
25,000	DDR Corp.	365,842	391,500
10,500	Federal Realty Investment Trust	1,016,314	1,092,210

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stocks (continued)

Shares		Cost	Value
	United States (continued)
15,000	General Growth Properties, Inc.	$247,913	$297,750
55,000	Kimco Realty Corp.	1,010,103	1,062,600
11,000	Regency Centers Corp.	483,064	518,320
9,000	SL Green Realty Corp.	702,435	689,850
7,000	Simon Property Group, Inc.	999,187	1,106,630
14,000	Taubman Centers, Inc.	1,004,717	1,102,080
15,000	Weingarten Realty Investors	394,980	401,550
		7,218,425	7,829,040
	Total retail	7,369,777	8,011,080

	Total common stocks	24,392,594	26,422,346

	PREFERRED STOCKS (5.53%)
	REAL ESTATE INVESTMENT TRUSTS (5.53%)
	Industrial (2.22%)
	United States (2.22%)
15,000	CubeSmart 7.75%, Series A	389,806	390,750
15,000	Monmouth Real Estate Investment Corp., 7.875%, Series B	402,042	389,700
		791,848	780,450

	Office (1.06%)
	United States (1.06%)
15,000	Duke Realty Corp. 6.50%, Series K	373,313	372,900
	Retail (2.25%)
	United States (2.25%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A	380,663	394,200
15,000	Realty Income Corp., 6.625%, Series F	396,285	397,800
		776,948	792,000
	Total preferred stocks
		1,942,109	1,945,350
Principal	SHORT-TERM INVESTMENT (0.13%)
Amount	United States (0.13%)
$45,116	State Street Bank and Trust Company Euro Time Deposit 0.01%, 1/02/13	45,116	45,116

Member	WHOLLY-OWNED SUBSIDIARY (21.12%)
Equity	REAL ESTATE INVESTMENT TRUST (21.12%)
Interest	United States (21.12%)
100%	Self Storage Group I LLC (c) (d) (e)	7,500,000	7,425,000

	Total investments (101.94%)	$33,879,819	35,837,812

	Liabilities in excess of other assets (-1.94%)		(683,145)

	Net assets (100.00%)		$35,154,667

(a) The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(b) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2012, the value of securities pledged as collateral was $6,337,950.
(c) Controlled affiliate.
(d) Non-income producing.
(e) Illiquid and/or restricted security that has been fair valued.

ADR            American Depositary Receipt
LLC              Limited Liability Company
REIT             Real Estate Investment Trust
plc                 Public limited company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2012
Assets
Investments, at value
Unaffiliated issuers (cost: $26,379,819)	$28,412,812
Wholly-owned subsidiary (cost: $7,500,000)	7,425,000

35,837,812
Dividends receivable	119,103
Other assets	9,157

Total assets	35,966,072

Liabilities
Bank credit facility borrowing	600,019
Accounts payable and accrued expenses	166,680
Due to affiliates	44,706

Total liabilities	811,405

Net Assets	$35,154,667

Net Asset Value Per Share
(applicable to 7,416,766 shares outstanding)	$4.74

Net Assets Consist of
Paid in capital	$33,196,674
Net unrealized appreciation on investments and foreign currencies	1,957,993

$35,154,667

See notes to financial statements.

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2012
Investment Income
Dividends	$995,780
Interest	47,660
Foreign tax withholding	(412)

Total investment income	1,043,028

Expenses
Legal	371,204
Compensation and benefits	207,121
Investment management	126,387
Stockholder communications	43,515
Occupancy and other office expenses	39,954
Bookkeeping and pricing	39,540
Directors	30,904
Auditing	23,490
Administrative services	19,383
Transfer agent	16,679
Insurance	14,560
Custodian	9,890
Other	9,375

Total expenses	952,002

Net investment income	91,026

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Investments in unaffiliated issuers	1,767,656
Foreign currencies	(24,308)
Net unrealized appreciation (depreciation)
Investments in unaffiliated issuers	2,770,450
Wholly-owned subsidiary	(75,000)
Translation of assets and liabilities in foreign currencies	5,928

Net realized and unrealized gain	4,444,726

Net increase in net assets resulting from operations	$4,535,752

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years ended December 31, 2012 and 2011	Financial Statements

	2012	2011
Operations
Net investment income	$91,026	$1,392,273
Net realized gain	1,743,348	3,652,293
Unrealized appreciation (depreciation)	2,701,378	(6,102,150)

Net increase (decrease) in net assets resulting
from operations	4,535,752	(1,057,584)
Distributions to Stockholders
Net investment income	(160,952)	(1,927,516)
Net realized gains	(3,324,877)	-

Total distributions	(3,485,829)	(1,927,516)
Capital Stock Transactions
Reinvestment of distributions to stockholders	3,163	15,562

Total change in net assets	1,053,086	(2,969,538)
Net Assets
Beginning of period	34,101,581	37,071,119

End of period	$35,154,667	$34,101,581

End of period net assets include
undistributed net investment loss	$-	$(864)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Global Income Fund, Inc., (the “Company”), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed end management investment company. The Company is internally managed by its officers under the direction of its Board of Directors. Its shares are quoted over the counter under the ticker symbol GIFD.

On February 29, 2012, stockholders voted to approve a proposal to change the Company’s business from an investment company investing primarily in closed end funds that invest significantly in income producing securities and a global portfolio of investment grade fixed income securities to an operating company that will own, operate, manage, acquire, develop and redevelop professionally managed self storage facilities (the “Business Proposal”). In connection therewith, the Company has amended its fundamental investment restrictions to permit it to pursue its new business. The Company may invest in publicly traded real estate investment trust (“REIT”) securities and “Real Estate Assets” (which consist of real property, interests in REITs, interests in mortgages on real property, and other investments in the real estate investment, service and related industries) as well as acquiring and operating self storage facilities. The Company currently intends to pursue its new business with the intention of qualifying for treatment as a REIT for federal tax purposes in the fiscal 2013 tax year.

The following is a summary of the Company’s significant accounting policies:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Company may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Company could change on a day when stockholders cannot buy or sell shares of the Company. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Valuation Committee (“VC”) of the Company under the direction of or pursuant to procedures established or approved by the Company’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Company may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Company as an unrealized gain or loss.  When a contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  The Company could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Company may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Stockholders in the Company bear the pro rata portion of the fees and  expenses of the Acquired Funds in addition to the Company’s expenses. Expenses incurred by the Company that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are reflected in the Company’s total returns.

Investments in Real Estate Investment Trusts – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available.  Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

Investment in Self Storage Group I LLC – The Company has formed Self Storage Group I LLC (“SSGI”), a wholly owned and controlled subsidiary, which seeks to own, operate, manage, acquire, develop and redevelop professionally managed self storage facilities. SSGI is a Delaware limited liability company and the Company is its sole member. SSGI will seek to qualify as a REIT for federal income tax purposes in 2012.

The Company does not consolidate the assets, liabilities, capital, or operations of SSGI into its financial statements. SSGI is separately presented as an investment in the Company’s Schedule of Portfolio Investments. Unrealized appreciation or depreciation on the Company’s investment in SSGI is recorded in the Company’s Statement of Assets and Liabilities and the Company’s Statement of Operations.

Short Sales – The Company may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Company is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Company’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on debt securities are included in interest income.  Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as practicable after the Company is notified. Taxes withheld on income from foreign securities have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Company to have been incurred solely by the Company are charged to the Company.  Expenses deemed to have been incurred jointly by the Company and one or more of its affiliates which include other investment companies (collectively, the “Fund Complex”) for which the affiliates may serve as investment manager or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Company.

Expense Reduction Arrangement – Through arrangements with the Company’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Company during the periods covered by this report.

Distributions to Stockholders – Distributions to stockholders, are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Company’s current intention is to seek to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) for 2012 and to distribute to its stockholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Company may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Company invests. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2009 – 2011), or expected to be taken in the Company’s 2012 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Standards Update – In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 will require the Company to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Company is evaluating ASU 2011-11 and the impact it may have to its financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES In connection with implementation of the Business Proposal, on June 15, 2012, the Company’s Board of Directors approved the termination of the Company’s investment management agreement with CEF Advisers, Inc. (“CEF Advisers”) effective June 30, 2012.  The internal management of the Company by its executive officers and employees or agents, who are substantially identical to those of CEF Advisers.  Mark C. Winmill, President, CEO and a Director of the Company, is responsible for managing the Company’s investment portfolio.  The Board of Directors also approved the immediate termination of the Company’s dividend reinvestment plan, and investment by the Company in real property self storage facilities, subject to certain requirement applicable to the Company as a registered investment company. Until the Business Proposal is fully implemented, the Company’s Board of Directors has the power to change or modify the proposal if it concludes that doing so would be in the best interests of the Company and its stockholders.

Certain officers and directors of the Company also serve as officers and directors of Winmill & Co. Incorporated (“Winco”), Bexil Corporation, Tuxis Corporation, and their affiliates (collectively with the Company, the “Affiliates”). Certain officers and directors of the Company are officers and directors of the Affiliates. Pursuant to an arrangement between a professional employer organization (“PEO”) and the Affiliates, the PEO provides payroll, benefits, compliance, and related services for employees of the Affiliates in accordance with applicable rules and regulations under the IRC and, in connection therewith, Midas Management Corporation (“MMC”), a subsidiary of Winco, acts as a conduit payer of compensation and benefits to the Affiliates’ employees including those who are concurrently employed. Rent expense of concurrently used office space and overhead expenses for various concurrently used administrative and support functions incurred by the Affiliates are allocated at cost among them. The Affiliates participate in a 401(k) retirement savings plan for substantially all qualified employees. A matching expense based upon a percentage of contributions to the plan by eligible employees is incurred and allocated among the Affiliates. The matching expense is accrued and funded on a current basis and may not exceed the amount permitted as a deductible expense under the IRC.   The aggregate compensation accrued and paid by the Company to its officers during the period commencing July 1, 2012 through December 31, 2012 was $179,592. The aggregate rent and overhead accrued and paid by the Company to Winco during the period commencing July 1, 2012 through December 31, 2012 was $26,041. As of December 31, 2012, the Company had reimbursements payable to MMC and Winco for compensation and benefits and rent and overhead of $40,551 and $4,155, respectively.

Prior to June 30, 2012, the Company retained CEF Advisers pursuant to an investment management agreement under which CEF Advisers received a management fee and was reimbursed by the Company for providing at cost certain administrative services comprised of compliance and accounting services.  The management fee was  payable monthly, based on the average daily net assets of the Company at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million.  For the six month period ended June 30, 2012, the Company incurred total administrative costs of $19,383, comprised of $15,850 and $3,533 for compliance and accounting services, respectively.

3.  DISTRIBUTIONS TO STOCKHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid to stockholders for the years ended December 31, 2012 and 2011, respectively, were as follows:

	2012	2011
Ordinary income	$160,952	$1,927,516
Net realized gain	3,324,877	-

	$3,485,829	$1,927,516

As of December 31, 2012, the component of distributable earnings on a tax basis was as follows:

Unrealized appreciation on investments and foreign currencies	$ 1,957,993

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. While these differences have no effect on net assets or net asset value per share, these differences may result in distribution reclassifications. Primarily due to differences in treatment of foreign currency transactions and return of capital dividends, on December 31, 2012, the Company recorded the following financial reporting adjustments to the identified accounts to reflect those differences:

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

Increase in Undistributed Net Investment Income	Decrease in Net Realized Gain on Investments and Foreign Currencies	Decrease in Paid in Capital
$ 70,368	$ (24,424)	$ (45,944)

4.  VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 –  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 –  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 –  unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis

Equity securities (common and preferred stock) – Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, the most recent last sale or the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures established by the Company’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Real estate assets - Real estate assets, including self storage facilities held indirectly through one or more wholly owned and controlled subsidiaries, are valued using fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures established by the Company's Board of Directors.  Real estate assets may be valued by reference to, among other things, quarterly appraisals by an independent third party, subject to additional factors which may include assessment of comparable recent acquisitions, changes in cash flows from the operation of the subject property, and material events affecting the operation of the property.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

The following is a summary of the inputs used as of December 31, 2012 in valuing the Company’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks
Real Estate Investment Trusts
Diversified
United Kingdom	$184,871	$-	$-	$184,871
United States	3,210,120	-	-	3,210,120
Healthcare Facilities
United States	2,463,770	-	-	2,463,770
Industrial
United States	4,925,690	-	-	4,925,690
Mortgage Investment
United States	781,200	-	-	781,200
Office
United States	2,247,820	-	-	2,247,820
Residential
United States	4,597,795	-	-	4,597,795
Retail
Australia	182,040	-	-	182,040
United States	7,829,040	-	-	7,829,040
Preferred Stocks
Real Estate Investment Trusts
Industrial
United States	780,450	-	-	780,450
Office
United States	372,900	-	-	372,900
Retail
United States	792,000	-	-	792,000
Short term investments
United States	-	45,116	-	45,116
Wholly-owned subsidiary
United States	-	-	7,425,000	7,425,000
Total investments, at value	$28,367,696	$45,116	$7,425,000	$35,837,812

There were no securities transferred from level 1 at December 31, 2011 to level 2 at December 31, 2012. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

The following is a reconciliation of assets for which significant unobservable inputs were used to determine fair value:

Wholly-Owned Subsidiary
Balance at December 31, 2011	$-
Purchases	7,500,000
Sales	-
Transfers in to (out of) level 3	-
Change in unrealized depreciation	$(75,000)
Balance at December 31, 2012	$7,425,000
Net change in unrealized depreciation attributable to assets still held as level 3 at December 31, 2012	$(75,000)

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The VC, under the direction of the Company’s Board of Directors, considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining  the value of the Company’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company's or issuer's financial statements; or an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Company’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of December 31, 2012:

WHOLLY-OWNED SUBSIDIARY -MEMBER EQUITY INTEREST	Fair Value Dec. 31, 2012	Valuation Technique	Unobservable Input	Amount
Real Estate Investment Trust	$ 7,425,000	Assessment of comparable recent acquisitions, analysis of operating results	Discount rate for lack of Marketability	1%

5.  INVESTMENT IN SELF STORAGE GROUP I LLC The Company wholly owns and controls SSGI and certain officers and directors of the Company are officers and managers of SSGI. A summary of the Company’s holdings in SSGI is set forth below:

	Beginning	Membership Equity		Ending	Dividend	Value
	Equity Interest	Gross	Gross	Equity Interest	Income	December 31, 2012
	Percentage	Additions	Reductions	Percentage
Self Storage	0%	$ 7,500,000	$ -	100%	$ -	$ 7,425,000
Group I LLC

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

The Company’s investment in SSGI has a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. This investment has been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at December 31, 2012, were as follows:

	Acquisition Date	Cost	Value
Self Storage Group I LLC	7/9/12 - 12/24/12	$ 7,500,000	$ 7,425,000

Percent of net assets		22.33%	21.12%

Summarized financial information for SSGI  is set forth below as of and for the period ended December 31, 2012 (dollars in thousands):

BALANCE SHEET DATA
As of December 31, 2012
Investment in self storage facilities, at cost	$ 7,163
Total assets	7,441
Total liabilities	128
OPERATING DATA
For the period May 3, 2012 (commencement of operations)through December 31, 2012
Rental income	$ 46
Net loss	(186)

6.  INVESTMENT TRANSACTIONS Purchases and proceeds or maturities of investment securities, excluding short term investments, were $38,246,285 and $33,369,349, respectively, for the year ended December 31, 2012. As of December 31, 2012, for federal income tax purposes the aggregate cost of investment securities was $33,879,817 and net unrealized appreciation was $1,957,993, comprised of gross unrealized appreciation of $2,217,871 and gross unrealized depreciation of $259,878.

7.  BORROWING AND SECURITIES LENDING  Effective March 29, 2012, the Company entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Company to adjust its credit facility amount up to $20,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Company that are held with the Company’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Company to BNP under the CFA.  BNP may re-register the Lent Securities in its own name or in another name other than the Company and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Company may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Company. BNP must remit payment to the Company equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Company to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Company’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Company’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Company will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Company can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Company’s custodian no later than three business days after such request. If the Company recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Company’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Company shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. As of December 31, 2012, there were no Lent Securities.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

Prior to March 29, 2012, the Company and the other investment companies in the Fund Complex (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000.  The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum.

The outstanding loan balance and the value of eligible collateral investments as of December 31, 2012 were $600,019 and $6,337,950, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA and the credit facility combined for the year ended December 31, 2012 were 1.18% and $8,197, respectively. The maximum outstanding balance during the year ended December 31, 2012 was $600,019.

8.  INVESTMENT AND SECURITIES RISK

Foreign securities risk. Investments in the securities of foreign issuers involve special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Non-diversified fund risk. The Company is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Equity securities risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Concentration risk. The Company’s assets are concentrated in investments in the real estate industry and, as a result, the value of the Company’s common stock may be subject to greater volatility than an investment company with a portfolio that is less concentrated by industry. If the securities of the real estate industry or self storage facility companies as a group fall out of favor with investors, the Company could underperform other companies that have greater industry diversification. A more concentrated portfolio may cause the Company’s net asset value to be more volatile and thus may subject stockholders to more risk. As of December 31, 2012, the Company held approximately 21% of its assets in SSGI, its wholly owned subsidiary. Thus, the volatility of the Company’s net asset value, and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

REIT risk. The Company’s investments in securities of real estate companies involve risks. The REITs in which the Company invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

9.  CAPITAL STOCK The Company is authorized to issue 20,000,000 shares of $0.01 par value common stock. Transactions in common stock consisting of shares issued in reinvestment of distributions for the years ended December 31, 2012 and 2011, respectively, were as follows:

	2012	2011
Shares issued	783	3,888
Increase in paid in capital	$3,163	$15,562

As of December 31, 2012, an affiliate of the Company owned approximately 2% of its outstanding common stock.

10. STOCKHOLDER RIGHTS PLAN On December 12, 2012, the Company’s Board of Directors adopted a stockholder rights plan (the “Plan”) dated December 12, 2012. To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to stockholders of record at the close of business on December 13, 2012.  Each right entitles the registered holder to purchase from the Company one shares of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire on April 12, 2013 unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed.  Subject to certain exceptions in the rights agreement, the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 22% or more of the outstanding shares of the Company’s common stock.  In this event, however, any person who “beneficially owns” (as defined in the Rights Agreement) more than 20% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 20% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 22% or more of the Company’s common stock. Under certain circumstances, as set forth in the Rights Agreement, certain rights owned by any person who is or becomes an acquiring person (as defined in the Rights Agreement) shall become null and void.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

11.  SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Company may from time to time repurchase its shares in the open market at the discretion of and upon such terms as the Board of Directors shall determine.  During the years ended December 31, 2012 and 2011, respectively, the Company did not repurchase any of its shares.

12.  COMMITMENTS AND CONTINGENCIES  The Company indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Company.  Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Company’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Company under circumstances that have not occurred.

The Company leases an automobile under a lease expiring on February 24, 2014. The future minimum lease payments under the lease are $8,460 and $1,410 for the years ending December 31, 2013 and 2014, respectively.

13.  OTHER INFORMATION The Company may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Company.

14.  SUBSEQUENT EVENTS The Company has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS	December 31, 2012
Financial Statements

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$4.60	$5.00	$4.43	$3.64	$4.60
Income from investment operations:
Net investment income (1)	.01	.19	.20	.21	.19
Net realized and unrealized gain (loss) on investments	.60	(.33)	.59	.82	(.91)
Total income from investment operations	.61	(.14)	.79	1.03	(.72)
Less distributions:
Net investment income	(.02)	(.26)	(.22)	(.24)	(.24)
Net realized gains	(.45)	-	-	-	-
Total distributions	(.47)	(.26)	(.22)	(.24)	(.24)
Net asset value, end of period	$4.74	$4.60	$5.00	$4.43	$3.64
Market value, end of period	$3.69	$3.78	$4.17	$3.65	$2.70
Total Return (2)
Based on net asset value	16.22%	(1.86)%	19.60%	31.03%	(14.94)%
Based on market price	10.10%	(3.30)%	21.07%	45.55%	(25.58)%
Ratios/Supplemental Data (3)
Net assets at end of period (000s omitted)	$35,155	$34,102	$37,071	$32,813	$26,979
Ratio of total expenses to average net assets	2.60%	2.31%	2.00%	1.62%	1.68%
Ratio of net expenses excluding loan interest and fees to average net assets	2.60%	2.30%	1.96%	1.56%	1.66%
Ratio of net investment income to average net assets	0.25%	4.31%	4.33%	5.23%	4.31%
Portfolio turnover rate	115%	22%	55%	48%	21%

(1) The per share amounts were calculated using the average number of common shares outstanding during the period.

(2) Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Company’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3) Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Company invests.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2012
Financial Statements

To the Board of Directors and Stockholders of Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc., including the schedule of portfolio investments as of December 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years indicated thereon. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2013

POLICIES AND RISKS	(Unaudited)
Additional Information

HISTORICAL DISTRIBUTION SUMMARY
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
2012	$0.020	$0.000	$0.450	$0.470
2011	$0.260	$0.000	$0.000	$0.260
2010	$0.220	$0.000	$0.000	$0.220
2009	$0.235	$0.000	$0.000	$0.235
2008	$0.240	$0.000	$0.000	$0.240
2007	$0.170	$0.050	$0.000	$0.220
2006	$0.130	$0.150	$0.000	$0.280
2005	$0.200	$0.080	$0.000	$0.280
2004	$0.245	$0.090	$0.000	$0.335
2003	$0.220	$0.140	$0.000	$0.360
2002	$0.280	$0.220	$0.000	$0.500
2001	$0.360	$0.200	$0.000	$0.560
2000	$0.420	$0.160	$0.000	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.000	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.000	$0.680
From June 29, 1998 to November 30, 1998	$0.520	$0.320	$0.000	$0.840

Investment Objectives And Policies

The Company's primary investment objective of providing a high level of income is fundamental and may not be changed with stockholder approval.  The Company is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without stockholder approval.  The Company’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without stockholder approval.  Notice to stockholders of any change in the Company’s secondary investment objective will be provided as required by law.

Risk Factors

Stockholders should note that there are a number of risks related to the Company’s business following the consummation of the Business Proposal. Additionally there are risks related to the operating per formance of the Company’s self storage facilities and the Company’s performance will be subject to risks associated with the real estate in dustry. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT. The summary of risk factors below is qualified by reference to a more com plete statement of applicable risks contained in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions Answers Regarding the Business Proposal dated November 23, 2011 which are available http://www.GlobalIncomeFund.net/proxy-state ment.html and upon request by contacting the Company.

There are a number of risks related to the Company’s business in connection with the implementation of the Business Proposal and they should be noted:

• The Company is pursuing a business in which it has no operating history.

• The Company’s investments are subject to concentration risk.

• The Company’s performance is subject to risks associated with operation of self storage facilities.

The following factors, among others, may adversely affect the operating performance of the Company’s self storage facilities:

• Perceptions by prospective tenants of the Company’s self storage properties of the safety, convenience, and attractiveness of such properties and the areas in which they are located.

• A general decline in rental rates or an increase in tenant defaults.

• Vacancies or inability to rent storage space on favorable terms.

• Increases in operating costs.

• Actual or perceived oversupply or declining demand of self storage in a particular area.

• Difficulties in hiring, training and maintaining skilled field personnel.

• Competition from other self storage facilities which may adversely impact the markets in which the Company invests and in which the Company’s self storage companies operate.

RISKS	(Unaudited)
Additional Information

The Company’s performance may be subject to risks associated with the real estate industry. Some of these risks include:

• The Company expects to invest in a limited number of self storage facilities.

• Prevailing economic conditions may adversely affect the Company’s business, financial condition and results of operations.

• The Company may be unable to complete acquisitions that would grow its business.

• The inability to achieve satisfactory completion of due diligence investigations and other customary closing conditions.

• The consideration paid for properties may exceed their value.

• The Company may acquire properties subject to liabilities.

• The Company’s investments in development and redevelopment projects may not yield anticipated returns.

• The Company may not complete development projects on schedule or within projected budgeted amounts.

• The Company may encounter delays or refusals in obtaining all necessary zoning, land use, building, occupancy and other required governmental permits and authorizations.

• The Company may be unable to increase occupancy at a newly acquired property as quickly as expected or at all.

• The Company may be unable to obtain financing for these projects on favorable terms or at all.

• The Company may fail to successfully integrate and operate acquired properties.

• Regulatory compliance costs will reduce the Company’s income.

• The Company may incur liability from tenant and employment-related claims and litigation.

• Uninsured losses or losses in excess of the Company’s insurance coverage could adversely affect its financial condition and cash flow.

• Perceptions of the self storage industry.

• The Company’s investments will be relatively illiquid.

• For a time, the Company’s performance will be subject to the risks of investment in publicly traded REITs.

• Delays in acquisitions of self storage facilities may adversely affect your investment.

• The Company may be unable to maintain its current level of distributions or increase distributions over time.

There are risks related to the Company’s organization and structure:

• Management has no prior experience operating a REIT.

• The Board may revoke the Company’s REIT election at any time.

• The Company’s business could be harmed if key personnel with business experience in the self storage industry terminate their employment with the Company.

• There may be conflicts of interest resulting from the relationships among the Company and its affiliates and other related parties.

• The Company may sell its common stock at a price below book value without stockholder approval.

• If the Company deregisters under the Act and does not reclassify its Board and list its common stock on NASDAQ, it may adversely affect the Company’s reporting obligations to stockholders.

• Certain provisions of Maryland law and the Company’s Charter and By-laws may prevent changes in control or otherwise discourage takeover attempts that may be beneficial to stockholders.

There are risks related to the Company’s tax status as a REIT:

• Even if the Company qualifies for federal tax treatment as a REIT, it may face tax liabilities that will reduce its cash flow.

• Complying with the REIT Requirements may cause the Company to forego, or to liquidate, otherwise attractive opportunities.

• Failure to qualify for treatment as a REIT may have adverse tax consequences.

• The Company’s REIT taxable income may exceed its cash flow for a year, which could necessitate its borrowing funds and/or subject it to tax, thus reducing the cash available for distribution to its stockholders.

• Distributions or gain on sale of shares may be treated as unrelated business taxable income to tax-exempt investors.

• Dividends payable by the Company will not qualify for the reduced tax rates available for “qualified dividend income.”

• REIT restrictions on ownership of shares may delay or prevent its acquisition by a third party.

• The Company may be subject to adverse legislative or regulatory tax changes.

POLICIES AND RISKS	(Unaudited)
Additional Information

Proxy Voting

The Company’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Company collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Company’s website at www.GlobalIncomeFund.net.

Quarterly Schedule Of Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company makes the Forms N-Q available on its website at www.GlobalIncomeFund.net.

Managed Distributions

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Company is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Company and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Company’s fiscal year. Under the Act, however, the Company is required to indicate the source of each distribution to stockholders. The Company estimates that distributions for the period commencing January 1, 2013, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Company normally sends stockholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Company.  Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005.

INTERESTED DIRECTOR
Name and Date of Birth	Position(s) Held with the Company	Director Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director (2)
MARK C. WINMILL(3)	Class V	2012

President, Chief Executive Officer, and a Director or Manager of the Company, and its subsidiaries and Tuxis Corporation and its subsidiaries (“Tuxis”). He is Chief Investment Strategist of the Fund Complex and Bexil Advisers LLC and Midas Management Corporation (registered investment advisers and, collectively, the “Advisers”). He is Executive Vice Pres- ident and a Director of Winmill & Co. Incorporated (“Winco”). He is a principal of Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers and, collectively, the “Broker-Dealers”). He is Vice President of Bexil Corporation. He is a Director of New York Self Storage Association.
				1	None
November 26, 1957	Director

THOMAS B. WINMILL, ESQ.(3)	Class IV Director	1997	Vice President and a Director of the Company. He is Vice President of Tuxis. He is President, Chief Executive Officer, and a Director or Trustee of the Fund Complex. He is President, Chief Executive Officer, General Counsel, and a Director or Manager of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a Director of Bexil American Mortgage Inc. and its subsidiaries. Member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. His business address is P.O. Box 4, Walpole, NH 03608.	6	Eagle Bulk
June 25, 1959					Shipping
					Inc.

INDEPENDENT DIRECTORS
BRUCE B. HUBER,	Class III	2004	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None
CLU, ChFC, MSFS	Director
February 7, 1930

JAMES E. HUNT	Class II	2004	He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None
December 14, 1930	Director
PETER K. WERNER	Class I	1997	Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
August 16, 1959	Director

(1) The Fund Complex is comprised of the Company, Dividend and Income Fund, Foxby Corp., and Midas Series Trust. Dividend and Income Fund, Foxby Corp., and Midas Series Trust are managed by affiliates of the Company. (2) Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (3) He is an “interested person” of the Company as defined in the Act due to his affiliation with the Investment Manager.
Messrs. Huber, Hunt, and Werner also serve on the Audit, Nominating, and Compensation Committees of the Board. Mr. Mark Winmill also serves on the Executive Committee of the Board. Each of the directors serves on the Continuing Directors Committee of the Board.

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
	Position(s)		Principal
Name and	Held with	Officer	Occupation(s)
Date of Birth	the Company	Since*	for the Past Five Years
Jacob Bukhsbaum	Chief	2012	Chief Compliance Officer and Vice President of the Fund Complex, the Advisers, Bexil Corporation, and Winco.
July 3, 1983	Compliance
	Officer,
	Vice President
Heidi Keating	Vice	1997	Vice President of Tuxis, the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, and Winco.
March 28, 1959	President
Robert J. Mathers	Vice	2012	Vice President, Operations of Tuxis.
May 5, 1967	President,
	Operations
Thomas O’Malley	CFO, Treasurer, Vice President	2005

Chief Financial Officer, Treasurer, and Vice President of Tuxis, the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is also Vice President of Bexil American Mortgage Inc. He is a certified public accountant.

July 22, 1958

John F. Ramirez, Esq.	General	2005

General Counsel, Chief Legal Officer, Vice President, and Secretary of the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is Vice President and Secretary of Bexil American Mortgage Inc. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

April 29, 1977	Counsel, Chief
	Legal Officer
	Secretary,
	Vice President

*Officers hold their positions with the Company until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 12, 2012.

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA

Price (12/31/12)		$ 3.69
Net asset value (12/31/12)		$ 4.74
Discount		22.2%
Ticker		GIFD
2013 QUARTERLY DISTRIBUTION DATES
Declaration	Record	Payment
March 1	March 15	March 28
June 3	June 17	June 28
September 3	September 17	September 30
December 2	December 16	December 30

COMPANY INFORMATION

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue Brooklyn,
NY 11219
www.amstock.com
1-800-278-4353

GLOBALINCOMEFUND.NET

Visit us on the web at www.GlobalIncomeFund.net. The site provides information about the Company, including market performance, net asset value, dividends, press releases, and stockholder reports. For further information, please email us at info@GlobalIncomeFund.net.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Company invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

Company Information - This report, including the financial statements herein, is transmitted to the stockholders of the Company for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Company or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Company may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Company, although nothing herein shall be considered a commitment to purchase such shares.

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

2012 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member and Managers of Self Storage Group I LLC

We have audited the accompanying Consolidated Balance Sheet of Self Storage Group I LLC, as of December 31, 2012 and the related consolidated statements of income, changes in member’s capital and cash flows for the period May 3, 2012 (commencement of operations) to December 31, 2012.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Self Storage Group I LLC as of December 31, 2012, and the consolidated results of their operations and their consolidated cash flows for the period May 3, 2012 to December 31, 2012  in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania February 26, 2013

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

CONSOLIDATED BALANCE SHEET
December 31, 2012

Assets
Investments in self storage facilities, net	$7,149,447
Cash and cash equivalents	130,452
Accounts receivable	5,189
Prepaid expenses	75,369
Other assets	80,859

Total assets	$7,441,316
Liabilities and Member’s Capital
Liabilities
Accounts payable and accrued expenses	$82,897
Deferred revenue	44,620

Total liabilities	127,517

Commitments and contingencies
Member’s Capital
Member’s capital	7,500,000
Deficit	(186,201)
Total member’s capital	7,313,799
Total liabilities and member’s capital	$7,441,316

See notes to financial statements.

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

CONSOLIDATED STATEMENT OF INCOME
For the Period May 3, 2012 (Commencement of Operations) to December 31, 2012

Revenues
Rental income	$46,476
Total revenues	46,476

Expenses
Property acquisition costs	175,566
Property operations and maintenance	26,558
Depreciation and amortization	20,674
Real estate taxes	9,879
Total expenses	232,677

Net loss	$(186,201)

See notes to financial statements.

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

CONSOLIDATED STATEMENT OF CHANGES IN MEMBER’S CAPITAL
For the Period May 3, 2012 (Commencement of Operations) to December 31, 2012

	Member’s	Retained
	Capital	Earnings	Total
Capital contribution	$7,500,000	$-	$7,500,000
Net loss	-	(186,201)	(186,201)

Balance, December 31, 2012	$7,500,000	$(186,201)	$7,313,799

See notes to financial statements.

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period May 3, 2012 (Commencement of Operations) to December 31, 2012

Cash Flows From Operating Activities
Net loss	$(186,201)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	20,674
Increase in accounts receivable	(5,189)
Increase in prepaid expenses	(75,369)
Increase in other assets	(980)
Increase in accounts payable and accrued expenses	82,897
Increase in deferred revenue	44,620
Net cash used in operating activities	(119,548)

Cash Flows From Investing Activities
Acquisition of self storage facilities	(7,250,000)
Net cash used in investing activities	(7,250,000)

Cash Flows From Financing Activities
Capital contribution	7,500,000
Net cash provided by financing activities	7,500,000
Net increase in cash and cash equivalents	130,452
Cash and Cash Equivalents
Beginning of year	-

End of year	$130,452

See notes to financial statements.

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012

1. DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

Self Storage Group I LLC (“SSG I” or the “Company”) is a self-administered and self-managed real estate investment trust (“REIT”) formed as a Delaware limited liability company on May 3, 2012 to own, operate, manage, acquire, develop, and redevelop professionally managed self storage facilities which offer storage spaces for lease, generally on a month-to-month basis, for personal and business use. The Company is a single member limited liability company and Global Income Fund, Inc. (“GIFD”) is its sole member. The Company has elected to be taxed as a REIT under the Internal Revenue Code (the “IRC”). To the extent the Company continues to qualify as a REIT, it will not be subject to tax, with certain limited exceptions, on the taxable income that is distributed to GIFD.

At December 31, 2012, the Company and its wholly-owned subsidiary Self Storage Group II LLC (“SSG II”) owned two self storage facilities located in Sadsburyville, Pennsylvania and Rochester, New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All material intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents – Investments in money market funds and short term investments and other marketable securities maturing in 90 days or less are considered to be cash equivalents.

Disclosures of Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis – Long-lived assets held for use are evaluated by the Company for impairment when events or circumstances indicate that there may be impairment. The Company reviews each self storage facility at least annually to determine if any such events or circumstances have occurred or exist. The Company focuses on facilities where occupancy and/or rental income have decreased by a significant amount. For these facilities, the Company determines whether the decrease is temporary or permanent and whether the facility will likely recover the lost occupancy and/or revenue in the short term. In addition, the Company carefully reviews facilities in the lease-up stage and compares actual operating results to original projections.

When the Company determines that an event that may indicate impairment has occurred, the Company compares the carrying value of the related long-lived assets to the undiscounted future net operating cash flows attributable to the assets. An impairment loss is recorded if the net carrying value of the assets exceeds the undiscounted future net operating cash flows attributable to the assets. The impairment loss recognized equals the excess of net carrying value over the related fair value of the assets.

When real estate assets are identified by management as held for sale, the Company discontinues depreciating the assets and estimates the fair value of the assets, net of selling costs. If the estimated fair value, net of selling costs, of the assets that have been identified for sale is less than the net carrying value of the assets, then a valuation allowance is established. The operations of assets held for sale or sold during the period are generally presented as discontinued operations for all periods presented.

Income Taxes – The Company has elected to be treated as a REIT, as defined in the IRC. As a REIT, the Company does not incur federal income tax if it distributes substantially all of its REIT taxable income, if any, each year, and if it meets certain organizational and operational rules. In the Company’s opinion, the requirement to maintain these elections has been met. Accordingly, no provision for federal income taxes has been recorded in the consolidated financial statements.

Earnings and profits, which determine the taxability of distributions to its member, differ from net income reported for financial reporting purposes due to differences in cost basis, the estimated useful lives used to compute depreciation, and the allocation of net income and loss for financial versus tax reporting purposes. Distributions to members are usually taxable as ordinary income, although a portion of the distribution may be designated as capital gain or may constitute a non-dividend distribution.

The Company is subject to a 4% federal excise tax if sufficient taxable income is not distributed within prescribed time limits.  The excise tax equals 4% of the annual amount, if any, by which the sum of (a) 85% of the Company’s ordinary income and (b) 95% of the Company’s net capital gain exceeds cash distributions and certain taxes paid by the Company.

The Company has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the Company’s 2012 tax returns.

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012

Self Storage Facilities – Self storage facilities are recorded at cost. Costs associated with the development, construction, renovation and improvement of properties, including interest and property taxes incurred during the construction period, are capitalized.  Internal and external transaction costs associated with acquisitions or dispositions of real estate and equity interests in real estate are expensed as incurred.  Expenditures for repairs and maintenance are expensed as incurred.  Buildings and improvements are depreciated on a straight-line basis over estimated useful lives generally between 5 to 40 years.

When facilities are acquired, the purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed based on estimated fair values.  When a portfolio of facilities is acquired, the purchase price is allocated to the individual facilities based upon the fair value determined using an income approach or a cash flow analysis using appropriate risk adjusted capitalization rates, which take into account the relative size, age and location of the individual facility along with current and projected occupancy and rental rate levels or appraised values, if available. Allocations to the individual assets and liabilities are based upon comparable market sales information for land, buildings and improvements and estimates of depreciated replacement cost of equipment.

In allocating the purchase price for an acquisition, the Company determines whether the acquisition includes intangible assets or liabilities.  The Company allocated a portion of the purchase price to an intangible asset attributed to the value of in-place leases. This intangible is generally amortized to expense over the expected remaining term of the respective leases.  Substantially all of the leases in place at acquired facilities are at market rates, as the majority of the leases are month-to-month contracts.  Accordingly, to date no portion of the purchase price has been allocated to above or below market lease intangibles.  To date, no intangible asset has been recorded for the value of tenant relationships, because the Company does not have any concentrations of significant tenants and the average tenant turnover is fairly frequent.

Revenue and Expense Recognition - Rental income, which is generally earned pursuant to month-to-month leases for storage space, as well as late charges and administrative fees, is recognized as earned.  Promotional discounts reduce rental income over the promotional period.  Ancillary revenues and interest and other income are recognized when earned.

The Company accrues for property tax expense based upon actual amounts billed and, in some circumstances, estimates and historical trends when bills or assessments have not been received from the taxing authorities or such bills and assessments are in dispute.  If these estimates are incorrect, the timing and amount of expense recognition could be incorrect.  Cost of operations, general and administrative expense, interest expense, as well as television, yellow page, and other advertising expenditures are expensed as incurred.

Segment Information - The Company views its operations as comprising one operating segment.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain items, including the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are primarily used in the determination of investment impairment and expenses allocation. Actual results may differ from those estimates.

Newly Issued Accounting Guidance - The Company evaluates all newly issued accounting and reporting guidance that is applicable to its operations and the preparation of its financial statements. The Company believes that any issued guidance that it has not yet adopted likely will not have a material effect on its financial position or results of operations.

3. PROPERTY ACQUISITIONS

On December 5, 2012, the Company acquired an operating self storage facility located in Rochester, New York for $3.5 million in cash. The facility is a 50,010 square foot, 454 unit facility which offers exclusively climate controlled units. The facility has been operating since 2011.

On December 28, 2012, the Company acquired an operating self storage facility located in Sadsburyville, Pennsylvania for $3.75 million in cash. The facility is a 49,198 square foot, 480 unit facility which offers traditional storage units, climate controlled units, and outside parking spaces. The facility has been operating since 2006.

4. INVESTMENT IN SELF STORAGE FACILITIES

The following summarizes activity in self storage facilities for the year ended December 31, 2012.

2012
Land	$725,000
Building	6,437,859
7,162,859
Less: accumulated depreciation	(13,412)
Self storage facilities, net	$7,149,447

SELF STORAGE GROUP I LLC (A Wholly-Owned Subsidiary of Global Income Fund, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012
The assets and liabilities of the acquired storage facilities, which primarily consist of tangible and intangible assets, are measured at fair value on the date of acquisition.  During 2012, the Company acquired 2 self storage facilities and the purchase price of the facilities was assigned as follows:

	Consideration Paid					Acquisition Date Fair Value
Location	Number of Properties	Date of Acquisition	Purchase Price	Cash Paid	Net other (Assets) Liabilities Assumed	Land	Building	In-Place Customer Leases	Closing Costs Expensed
Rochester, NY	1	12/05/12	$3,500,000	$3,522,477	$(22,477)	$350,000	$3,102,193	$47,807	$53,974
Sadsburyville, PA	1	12/28/12	3,750,000	3,831,169	(81,169)	375,000	3,335,666	39,334	121,592
Total	2		$7,250,000	$7,353,646	$(103,646)	$725,000	$6,437,859	$87,141	$175,566

The Company amortizes in-place customer leases on a straight-line basis over 12 months (the estimated future benefit period). In-place customer leases are included in other assets on the Company’s consolidated balance sheet as follows:

2012
In-place customer leases	$87,141
Accumulated amortization	(7,262)
Net carrying value	$79,879

5.  RELATED PARTIES

Certain officers and managers of the Company also serve as officers and directors of GIFD, Winmill & Co. Incorporated (“Winco”), Bexil Corporation, Tuxis Corporation, and their affiliates (collectively with the Company, the “Affiliates”). Pursuant to an arrangement between a professional employer organization (“PEO”) and the Affiliates, the PEO provides payroll, benefits, compliance, and related services for employees of the Affiliates in accordance with applicable rules and regulations of the Internal Revenue Service, and in connection therewith Midas Management Corporation (“MMC”), a subsidiary of Winco, acts as a conduit payer of compensation and benefits to Affiliate employees including those who are concurrently employed.

6.  COMMITMENTS AND CONTINGENCIES

On December 5, 2012, the Company entered into a property management agreement with a third party to manage its Rochester, New York self storage facility.  In consideration for the services to be rendered, the Company shall pay a monthly management fee equal to the greater of $2,500 or 6% of total monthly store revenue as defined under the agreement. The agreement shall continue in effect for one year from the effective date unless the parties agree in writing to renew or extend the initial terms. The agreement may be terminated without costs or penalty on ninety days prior written notice to either party.

7. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

GLOBAL INCOME FUND

Ticker: **GIFD**

GIFD - AR - 12/12 Printed on recycled paper

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.globalincomefund.net, or a copy of the code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

                    The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES
2012 - $20,000
2011 - $19,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT RELATED FEES
2012 - $1,500
2011 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES
2012 - $2,250
2011 - $1,750

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES
2012 - N/A
2011 - N/A

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s investment adviser, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided; (2) such services were not recognized as non-audit services at the time of the engagement; and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $24,250 and $26,250, respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                   The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt, and Peter K. Werner.

Item 6. Schedule of Investments.

                   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
AMENDED PROXY VOTING POLICIES AND PROCEDURES
2012

Global Income Fund, Inc.

Global Income Fund, Inc. (the “Fund") delegates the responsibility for voting proxies of portfolio companies held in the Fund’s portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund’s proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the  ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES   supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund will seek to vote its proxies in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company  charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director  liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board  that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder  best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from  “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company  assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state  anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management  position.  We may also elect to abstain or not vote on any given matter.

January 1, 2013

2013 U.S. Proxy Voting Concise Guidelines
December 19, 2012

 Institutional Shareholder Services Inc.

ISS' 2013 U.S. Proxy Voting Concise Guidelines
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

 Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

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Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability
2. Board Responsiveness
3. Director Independence
4. Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;
• A supermajority vote requirement;
• Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
• The inability of shareholders to call special meetings;
• The inability of shareholders to act by written consent;
• A dual-class capital structure; and/or
• A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

• The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
• The issuer’s rationale;
• The issuer’s governance structure and practices; and
• The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

• The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;

• Whether the issues raised are recurring or isolated;
• The company's ownership structure; and
• Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

 Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness
Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1. For 2013, the board failed to act4 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2. For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3. For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4. The board failed to act on takeover offers where the majority of shares are tendered;

2.5. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
• The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
• The company's ownership structure and vote results;
• ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
• The previous year's support level on the company's say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1. Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o Medical issues/illness;
o Family emergencies; and
o Missing only one meeting (when the total of all meetings is three or fewer).

4.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or
4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards6.

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Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

• Company-specific factors; and
• Proposal-specific factors, including:
o The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o The maximum proportion of directors that shareholders may nominate each year; and
o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

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Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
• The value of the NOLs;
• Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
• The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
• Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

• Shareholders' current right to act by written consent;
• The consent threshold;
• The inclusion of exclusionary or prohibitive language;
• Investor ownership structure; and
• Shareholder support of, and management's response to, previous shareholder proposals.

 Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

• An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;
• A majority vote standard in uncontested director elections;
• No non-shareholder-approved pill; and
• An annually elected board.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:
o The company's use of authorized shares during the last three years

           • The Current Request:
o Disclosure in the proxy statement of the specific purposes of the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

• The company discloses a compelling rationale for the dual-class capital structure, such as:
o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o The new class of shares will be transitory;
• The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
• The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:
o The company's use of authorized preferred shares during the last three years;
• The Current Request:
o Disclosure in the proxy statement of the specific purposes for the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

 Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

• There is a significant misalignment between CEO pay and company performance (pay for performance);
• The company maintains significant problematic pay practices;
• The board exhibits a significant level of poor communication and responsiveness to shareholders.

 Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

• There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

• The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

• The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

• The situation is egregious.

  Vote AGAINST an equity plan on the ballot if:

• A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o Magnitude of pay misalignment;
o Contribution of non-performance-based equity grants to overall pay; and

o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group8 Alignment:

• The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
• The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

• The ratio of performance- to time-based equity awards;
• The overall ratio of performance-based compensation;
• The completeness of disclosure and rigor of performance goals;
• The company's peer group benchmarking practices;
• Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
• Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
• Realizable pay compared to grant pay; and
• Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

• Problematic practices related to non-performance-based compensation elements;
• Incentives that may motivate excessive risk-taking; and
• Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

• Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
• Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
• New or extended agreements that provide for:
o CIC payments exceeding 3 times base salary and average/target/most recent bonus;  o CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or "modified single" triggers);
o CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

• Multi-year guaranteed bonuses;
• A single or common performance metric used for short- and long-term plans;
• Lucrative severance packages;
• High pay opportunities relative to industry peers;
• Disproportionate supplemental pensions; or
• Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Duration of options backdating;
• Size of restatement due to options backdating;
• Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
• Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

 Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or
• Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
• Single- or modified-single-trigger cash severance;
• Single-trigger acceleration of unvested equity awards;
• Excessive cash severance (>3x base salary and bonus);
• Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

• Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
• Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
• The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits repricing;
• A pay-for-performance misalignment is found;
• The company’s three year burn rate exceeds the burn rate cap of its industry group;
• The plan has a liberal change-of-control definition; or
• The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

• If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
• If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
• Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
• The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
• If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
• If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:
• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
           • The company’s current disclosure of relevant policies and oversight mechanisms;
• Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and
• The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

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Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

• The subject matter of the proposal;
• The level of support and opposition provided to the resolution in past meetings;
• Disclosed outreach efforts by the board to shareholders in the wake of the vote;
• Actions taken by the board in response to its engagement with shareholders;
• The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
• Other factors as appropriate.

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

8  The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

  As of March 11, 2013, Mark C. Winmill, as President and Chief Executive Officer of the registrant, is responsible for the management of the registrant's assets.  He has managed the assets of the registrant since 2012.  Mr. Winmill is President, Chief Executive Officer, and a Director or Manager of the registrant and its subsidiaries and Tuxis Corporation and its subsidiaries. He is Chief Investment Strategist and Vice President of the investment companies advised by Bexil Advisers LLC and Midas Management Corporation (registered investment advisers, collectively, the "Advisers"). He is Executive Vice President and a Director of Winmill & Co. Incorporated, a principal of Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers), Vice President of Bexil Corporation, and a Director of New York Self Storage Association.

     As of December 31, 2012, Mr. Winmill’s compensation, with respect to the Registrant, consists of a salary, bonus, employee benefits, and reimbursement of reasonable business expenses, pursuant to an employment agreement with the registrant. Mr. Winmill is a member of the Investment Policy Committee ("IPC") of the Advisers. Each member of the IPC receives compensation for his or her services. As of December 31, 2012, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of an IPC member’s compensation may be deferred based on criteria established by the investment manager, or at the election of the IPC member.

     Each IPC member’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the investment manager and its affiliates. IPC members may receive an asset level bonus upon assets under management reaching certain levels. Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

         Mr. Winmill's compensation with respect to the registrant and as an IPC member may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts. Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.

The following table provides information relating to other (non-registrant) accounts where the portfolio manager is jointly or primarily responsible for day-to-day management as of December 31, 2012. The portfolio manager does not manage accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Number of Registered Investment Companies	Assets (millions)
3	$150

Number of Other Accounts	Assets (millions)
0	$0

As of March 11, 2013, the dollar range of shares in the registrant beneficially owned by Mark C. Winmill was $50,001-$100,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.
407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

March 11, 2013	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Global Income Fund, Inc.

March 11, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Income Fund, Inc.

March 11, 2013	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Global Income Fund, Inc.

March 11, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer